SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: May 15, 2007

KLONDIKE STAR MINERAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)
Delaware	000-30965	91-1980708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Box 20116, 1031 - Ten Mile Road, Whitehorse, Yukon Y1A 7A2 Canada

(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 579-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

Hans Boge, P. Eng., President of the Company, announced today that the Arab Republic of Egypt and the Egyptian Mineral Resources Authority have announced the award to the Company of the rights to explore and exploit a world-class gold property. The property encompasses a 1,245 square kilometer block (481 square miles) in the Oweinat Area of the Western Desert, Arab Republic of Egypt. For additional information, please see the Company's Press Release, attached hereto as Exhibit 99.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

Financial Statements

Exhibits

99 Press Release Dated 5/15/07

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLONDIKE STAR MINERAL CORPORATION

May 15, 2007                                             _______________________________

Date                                                             Hans Boge, P.Eng., President